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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date or Report (Date of earliest event reported): March 19, 2003
                                                          --------------


                                WEBTRONICS, INC.
                                ----------------
             (Exact name of registrant as specified in its Charter)


          Florida                    33-63474                65-1106840
----------------------------       -----------           -------------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)               File No.)           Identification No.)


420 Lexington Avenue, Suite 620, New York, New York           10170
---------------------------------------------------        ----------
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 672-9190
                                                           --------------



                                       N/A
                                       ---
                         (Former Name or former address,
                         if changed since last report.)




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Item 5. Other Information and Regulation FD Disclosure

         On March 19, 2003, Webtronics, Inc. (the "Company") issued a press release announcing that its sole director and all shareholders voted in favor of a 475 for one split of the Company's common stock. The release also covered an agreement to merge with Callisto Pharmaceuticals, Inc. and Synergy Pharmaceuticals, Inc. A copy of this press release has been furnished with this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)       Financial Statements

                  None

        (b)       Pro Forma Financial Information

                  None

        (c)       Exhibits

2.1 Agreement and Plan of Merger by and among Webtronics, Inc., Callisto Pharmaceuticals, Inc., Callisto Acquisition Corp., Synergy Pharmaceuticals, Inc., and Synergy Acquisition Corp. dated March 10, 2003.

99.1 Press release dated March 19, 2003 issued by Webtronics, Inc. regarding a stock split and letter of intent.

99.2     Amendment to Articles of Incorporation dated March 19, 2003.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           WEBTRONICS,  INC.
                                           (Registrant)


Date:   March 19, 2003                     By: /s/ Christoph Bruening
------------------------                       --------------------------------
                                               Christoph Bruening, President



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